                                  EXHIBIT 99.7

[LOGO OF POPULAR ABS, INC. (SM)]                                   [LOGO OF FBR]

                               POPULAR ABS 2005-1

                                BREAKEVEN LOSSES

                 50% Severity                60% Severity
           -------------------------   -------------------------
                          Cumulative                  Cumulative
   Class   Break CDR(1)    Losses(2)   Break CDR(1)    Losses(2)
   -----   ------------   ----------   ------------   ----------
   AAA         22.79        25.06%         17.43        25.57%
   B-1          6.23         9.94%          5.13        10.13%
   B-2          5.68         9.20%          4.69         9.37%
   B-3          5.68         9.20%          4.69         9.37%
   B-4          4.59         7.67%          3.82         7.83%

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2) As a percentage of the Cut-Off Date balance of the Initial Mortgage Loans and Original Pre-Funded Amount.


ASSUMPTIONS:

Forward Libor
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans


DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC. (SM)]                                   [LOGO OF FBR]

                               POPULAR ABS 2005-1
                              EXCESS INTEREST TABLE

                        EXCESS
PERIOD     DATE       INTEREST %
------   ---------    ----------
   1     25-Feb-05        2.2280
   2     25-Mar-05        2.0751
   3     25-Apr-05        2.6627
   4     25-May-05        2.6499
   5     25-Jun-05        2.4916
   6     25-Jul-05        2.4711
   7     25-Aug-05        2.3401
   8     25-Sep-05        2.3199
   9     25-Oct-05        2.2994
  10     25-Nov-05        2.1971
  11     25-Dec-05        2.2426
  12     25-Jan-06        2.1164
  13     25-Feb-06        2.1609
  14     25-Mar-06        2.3145
  15     25-Apr-06        2.0974
  16     25-May-06        2.1275
  17     25-Jun-06        2.0404
  18     25-Jul-06        2.0723
  19     25-Aug-06        1.9939
  20     25-Sep-06        1.9751
  21     25-Oct-06        2.0133
  22     25-Nov-06        1.9453
  23     25-Dec-06        2.0219
  24     25-Jan-07        2.5788
  25     25-Feb-07        2.6635
  26     25-Mar-07        2.9590
  27     25-Apr-07        2.8066
  28     25-May-07        2.8479
  29     25-Jun-07        2.8049
  30     25-Jul-07        3.0286
  31     25-Aug-07        2.9800
  32     25-Sep-07        3.0260
  33     25-Oct-07        3.0733
  34     25-Nov-07        3.0226
  35     25-Dec-07        3.1626
  36     25-Jan-08        3.1373
  37     25-Feb-08        3.1899
  38     25-Mar-08        3.2957
  39     25-Apr-08        3.2153
  40     25-May-08        3.2740
  41     25-Jun-08        3.2631
  42     25-Jul-08        3.3083
  43     25-Aug-08        3.2682
  44     25-Sep-08        3.2699
  45     25-Oct-08        3.3071
  46     25-Nov-08        3.2605
  47     25-Dec-08        3.3132
  48     25-Jan-09        3.2910
  49     25-Feb-09        3.2609
  50     25-Mar-09        3.3885
  51     25-Apr-09        3.2591
  52     25-May-09        3.2967
  53     25-Jun-09        3.2566
  54     25-Jul-09        3.3170
  55     25-Aug-09        3.2802
  56     25-Sep-09        3.2915
  57     25-Oct-09        3.3380
  58     25-Nov-09        3.3035
  59     25-Dec-09        3.3561
  60     25-Jan-10        3.3570
  61     25-Feb-10        3.3997
  62     25-Mar-10        3.5272
  63     25-Apr-10        3.4327
  64     25-May-10        3.4744
  65     25-Jun-10        3.4630
  66     25-Jul-10        3.5255
  67     25-Aug-10        3.5218
  68     25-Sep-10        3.5431
  69     25-Oct-10        3.5750

  70     25-Nov-10        3.5807
  71     25-Dec-10        3.6078
  72     25-Jan-11        3.6237
  73     25-Feb-11        3.6483
  74     25-Mar-11        3.6703
  75     25-Apr-11        3.6941
  76     25-May-11        3.7178
  77     25-Jun-11        3.7436
  78     25-Jul-11        3.7773
  79     25-Aug-11        3.8040
  80     25-Sep-11        3.8336
  81     25-Oct-11        3.8609
  82     25-Nov-11        3.8891
  83     25-Dec-11        3.9202
  84     25-Jan-12        3.9603
  85     25-Feb-12        3.9914
  86     25-Mar-12        4.0253
  87     25-Apr-12        4.0575
  88     25-May-12        4.0906
  89     25-Jun-12        4.1266
  90     25-Jul-12        4.1703
  91     25-Aug-12        4.2067
  92     25-Sep-12        4.2516
  93     25-Oct-12        4.2958
  94     25-Nov-12        4.3412
  95     25-Dec-12        4.3923
  96     25-Jan-13        4.4646
  97     25-Feb-13        4.5153
  98     25-Mar-13        4.5717
  99     25-Apr-13        4.6230
  100    25-May-13        4.6757
  101    25-Jun-13        4.7328
  102    25-Jul-13        4.7985
  103    25-Aug-13        4.8556
  104    25-Sep-13        4.9151
  105    25-Oct-13        4.9748
  106    25-Nov-13        4.8042
  107    25-Dec-13        4.8727
  108    25-Jan-14        4.9398
  109    25-Feb-14        5.0118
  110    25-Mar-14        5.0849
  111    25-Apr-14        5.1693
  112    25-May-14        5.2473
  113    25-Jun-14        5.3298
  114    25-Jul-14        5.4143
  115    25-Aug-14        5.4985
  116    25-Sep-14        5.5862
  117    25-Oct-14        5.6744
  118    25-Nov-14        5.7647
  119    25-Dec-14        5.8596
  120    25-Jan-15        5.9669
  121    25-Feb-15        6.0646
  122    25-Mar-15        6.1669
  123    25-Apr-15        6.2686
  124    25-May-15        6.3728
  125    25-Jun-15        6.4805
  126    25-Jul-15        6.5922
  127    25-Aug-15        6.7042
  128    25-Sep-15        6.8190
  129    25-Oct-15        6.9365
  130    25-Nov-15        7.0569
  131    25-Dec-15        7.1803
  132    25-Jan-16        7.3067
  133    25-Feb-16        7.4361

ASSUMPTIONS

Forward Libor
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses


DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC. (SM)]                                   [LOGO OF FBR]

                               POPULAR ABS 2005-1

                              SUBORDINATE NWAC CAP

          NWAC              NWAC              NWAC              NWAC
PERIOD    CAP     PERIOD    CAP     PERIOD    CAP     PERIOD    CAP
------   -----    ------   -----    ------   -----    ------   -----
   1     7.020%     42     6.725%      83    6.724%     124    6.719%
   2     7.022%     43     6.508%      84    6.507%     125    6.502%
   3     6.344%     44     6.508%      85    6.507%     126    6.719%
   4     6.557%     45     6.725%      86    6.955%     127    6.502%
   5     6.347%     46     6.508%      87    6.507%     128    6.502%
   6     6.560%     47     6.725%      88    6.723%     129    6.719%
   7     6.349%     48     6.508%      89    6.507%     130    6.502%
   8     6.350%     49     6.508%      90    6.723%     131    6.718%
   9     6.563%     50     7.205%      91    6.506%     132    6.502%
  10     6.352%     51     6.508%      92    6.506%     133    6.502%
  11     6.565%     52     6.725%      93    6.723%     134    6.950%
  12     6.354%     53     6.508%      94    6.506%     135    6.502%
  13     6.355%     54     6.725%      95    6.723%     136    6.718%
  14     7.037%     55     6.508%      96    6.506%     137    6.501%
  15     6.356%     56     6.508%      97    6.506%     138    6.718%
  16     6.569%     57     6.725%      98    7.203%     139    6.501%
  17     6.358%     58     6.507%      99    6.506%     140    6.501%
  18     6.571%     59     6.724%     100    6.723%     141    6.718%
  19     6.360%     60     6.507%     101    6.506%     142    6.501%
  20     6.361%     61     6.507%     102    6.723%     143    6.718%
  21     6.574%     62     7.204%     103    6.506%     144    6.501%
  22     6.362%     63     6.507%     104    6.506%     145    6.501%
  23     6.614%     64     6.724%     105    6.723%     146    7.198%
  24     6.508%     65     6.507%     106    6.506%     147    6.501%
  25     6.508%     66     6.724%     107    6.723%     148    6.718%
  26     7.205%     67     6.507%     108    6.506%     149    6.501%
  27     6.508%     68     6.507%     109    6.506%     150    6.717%
  28     6.725%     69     6.724%     110    7.203%     151    6.501%
  29     6.508%     70     6.507%     111    6.503%     152    6.501%
  30     6.725%     71     6.724%     112    6.720%     153    6.717%
  31     6.508%     72     6.507%     113    6.502%     154    6.501%
  32     6.508%     73     6.507%     114    6.719%     155    6.717%
  33     6.725%     74     7.204%     115    6.502%     156    6.500%
  34     6.508%     75     6.507%     116    6.502%     157    6.500%
  35     6.725%     76     6.724%     117    6.719%     158    7.197%
  36     6.508%     77     6.507%     118    6.502%     159    6.500%
  37     6.508%     78     6.724%     119    6.719%     160    6.717%
  38     6.957%     79     6.507%     120    6.502%     161    6.500%
  39     6.508%     80     6.507%     121    6.502%     162    6.717%
  40     6.725%     81     6.724%     122    7.199%     163    6.500%
  41     6.508%     82     6.507%     123    6.502%     164    6.500%


ASSUMPTIONS

Libor = 20%
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.